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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 15, 1999

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------


       United States                    333-32263                 22-2382028
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


           802 Delaware Avenue, Wilmington, Delaware               19801
           -----------------------------------------           ------------
           (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033


                            THE CHASE MANHATTAN BANK
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

          New York                     333-32236                 12-4994650
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

           270 Park Avenue, New York, New York                     10017
           ----------------------------------------            ------------
           (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000


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Item 5.  Other Events:


         On or about June 15, 1999 Monthly Interest as defined in the Sale and Servicing Agreement dated as of October 1, 1997 (the "Agreement") between Chase Manhattan Bank, USA, as a Seller, The Chase Manhattan Bank as a Seller, The CIT Group/Sales Financing, Inc. as Servicer and Chase Manhattan RV Owner Trust 1997-A as Issuer was distributed to holders ("Certificateholders") of participants in the Chase Manhattan RV Owner Trust 1997-A in accordance with the Agreement. A copy of the applicable Monthly Report, as defined in the Agreement, has been furnished to Certificateholders in accordance with the Agreement.

         A copy of the Monthly Report is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits          Description
                  --------          -----------

                    20.1 Monthly Report with respect to the June 15, 1999 distribution



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                        SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  June 30, 1999

                                          THE CIT GROUP/SALES FINANCING, INC.,
                                          as Servicer



                                          By: /s/ Frank J. Madeira
                                              ------------------------------
                                          Name:  Frank J. Madeira
                                          Title: Vice President
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                                       INDEX TO EXHIBITS
                                       -----------------

Exhibit No.                            Description
-----------                            -----------------
20.1                                   Monthly Report with respect to
                                       the June 15, 1999 distribution